Applied Signal Technology, Inc.
Exhibit 32.1

Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Applied Signal Technology Inc. (the Company) on Form 10-K for the year ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William B. Van Vleet III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906), that, to the best of my knowledge:

  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ William B. Van Vleet III William B. Van Vleet III Chief Executive Officer	January 13, 2011